ADVANCE NANOTECH, INC.

                           2005 EQUITY INCENTIVE PLAN

                       (Effective ________________, 2005)

                                   CERTIFICATE


            I, Magnus Gittins, the Chief Executive Officer of Advance Nanotech, Inc. do hereby certify that the attached is a true and correct copy of the Advance Nanotech, Inc. 2005 Equity Incentive Plan as in effect on ___________________, 2005.

                                    By:
                                          --------------------------------------
                                    Name:   Magnus Gittins
                                    Title:  Chief Executive Officer


Dated this ___ day of ____________, 2005.

                             ADVANCE NANOTECH, INC.
                           2005 EQUITY INCENTIVE PLAN

1.    Purpose

      The purpose of this Plan (the "Plan") is to provide a means of rewarding certain individuals and of inducing key employees, advisors, consultants and directors ("Participants") to remain with ADVANCE NANOTECH, INC. ("ANI") and to encourage such individuals to continue to promote the best interests of ANI by offering them a greater stake in its success and a closer identity with it through increased equity participation, and to enable ANI to compete effectively for the services of directors and new key personnel who may be needed to help carry on ANI's expanding operations and to insure its continued development.

2.    Eligibility

      Grants will be made under this Plan only to Participants who are employees, advisors, consultants or directors of the Company or its subsidiaries as of the "Grant Date." "Grant Date" means the date a Participant is granted Securities (as defined below) under this Plan.

3.    Effective Date; Termination of Old Plans

      This Plan shall become effective upon its adoption by the Board of Directors of ANI (the "Board"). The Company's previously adopted 2005 Stock Option Plan shall terminate effective upon Board approval of this Plan, and no further grants of awards shall be made under that plan after the date of such approval. Concurrently with the termination of that plan, the rights of holders of options previously granted and outstanding under that plan will terminate and be of no further force. All participants under that plan shall become Participants under this Plan and shall be granted rights pursuant hereto.

4.    Stock Pool

      The Board is hereby authorized to issue, or reserve for issuance, up to, but not to exceed, a maximum of 3,000,000 shares of ANI common stock (the "Stock"). Such stock may be unissued shares or previously issued shares reacquired or to be reacquired by ANI.

5.    Equity Grants

      The Board hereby authorizes the grant of options to purchase Stock (each an "Option"), as well as the grant of shares of Stock (the "Shares," and, together with the Options, the "Securities") under this Plan.

6.    Number of Options; Number of Shares; Terms and Conditions of Grant

      Participants shall be entitled to receive that number of Shares or Options, at the prices and upon such dates as determined by the Committee and set forth in each Participant's Equity Incentive Agreement. Securities granted hereunder shall be subject to the terms and conditions set forth in the Equity Incentive Agreement between ANI and each Participant.

7.    Expiration of Options

      (a) Expiration Date. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed below:

      1. The date for termination of Option set forth in the Option Agreement;

      2.  Upon  the  termination  of  the  Participant's   employment  or  other
association with the Company for "Cause;"

      3. The expiration of three months from the date of the Participant's employment or other association with the Company for a reason other than "Cause" or the Participant's death, Disability or Retirement,

      4. The expiration of twelve months from the date of the Participant's Termination of Employment by reason of Disability, or

      5. The expiration of twelve months from the date of the Participant's death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.

      "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

      (b) Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may extend the maximum term of such Option or accelerate the exercisability of the Option.

8.    Exercise  of  Options  -  Payment.   The  Committee  shall  determine  the
      acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

      (a) cash;

      (b) check;

      (c) promissory note;

      (d) other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

      (e) consideration received by the Company from a licensed broker under a cashless exercise program implemented by the Company to facilitate "same day" exercises and sales of Options;

      (f) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

      (g) any combination of the foregoing methods of payment; or

      (h) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

9.    Restrictions on Stock; Conditions to Exercise

      (a) If the Grant Date is at a time when ANI's Stock is not registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") or the Securities Act of 1933, as amended (the "1933 Act"), and the delivery of the Securities to the Participant pursuant to this Plan would cause ANI to become subject to a requirement to register ANI Stock under the 1934 Act and/or the 1933 Act, the Company may, in lieu of delivery of the Securities, pay to the Participant an amount in cash equal to the fair market value of such Securities in lieu of issuing such Securities.

      (b) As a condition to the grant of Securities hereunder, Participant (i) may be required to make representations, warranties and agreements with respect to the Securities as ANI may determine; (ii) understands and agrees that he or she will not offer, resell, transfer or otherwise dispose of the Securities other than pursuant to an available exemption from registration under the 1933 Act, as amended, and the regulations promulgated thereunder or pursuant to an effective registration statement, if any; and (iii) shall agree to be subject to any other restrictions as ANI may deem necessary to comply with all applicable laws. Participant further understands and agrees that ANI is under no obligation to file any registration statement with the Securities and Exchange Commission in order to permit transfers of the Securities.

10.   Changes in Stock, Adjustments, Etc.

      In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of ANI the Board may appropriately adjust the aggregate number and kind of shares available under this Plan.

11.   Administration and Amendment of the Plan

      (a) The Plan will be administered by a "Committee" consisting of two or more directors who are not employees of the Company, as appointed from time to time to serve by the Board. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations, as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the extent permitted by law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

      (b) The Committee shall have plenary authority, subject to the provisions of the Plan, to grant Securities and to determine to whom such Securities shall be granted and the number of shares subject thereto, the terms of each such Security grant hereunder, the waiver or acceleration of any terms, including the authority to accelerate the grant of all or any portion of any Securities.

      (c) Any member of the Board who is an employee of ANI shall be without vote on (i) any proposed amendment to the Plan, or (ii) any other matter which might affect such member's individual interest under the Plan; nor shall such member's presence be counted in determining whether a quorum is present at any meeting at which a vote involving the Plan or individual rights thereunder is taken. Notwithstanding the foregoing, and unless otherwise determined by the Board, if the Chief Executive Officer is a member of the Committee the Board shall grant Securities to the Chief Executive Officer and determine the type and number of Securities the Chief Executive Officer is to receive; provided however, that the Chief Executive Officer shall otherwise be entitled to vote on any proposed amendment to the Plan, or any other matter which might affect his or her individual interest under the Plan.

      (d) ANI shall effect the grant of Securities under this Plan by the delivery of an Equity Incentive Agreement executed by ANI and the Participant, which shall incorporate the terms of this Plan by reference and contain such other conditions, and in such form, as may be approved by the Committee, but in no event inconsistent with terms and conditions set forth specifically elsewhere in this Plan.

      (e) Nothing contained in this Plan, nor in any Security granted under this Plan, shall confer upon any Participant any right with respect to continuance of employment by ANI or limit in any way the right of ANI to terminate the Participant's association with ANI at any time.

      (f) The adoption of the Plan of shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

12.   Governing Law

      The interpretation, performance and enforcement of this Plan shall be governed by the internal substantive laws of the State of New York, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a duly authorized Officer of the Company.

      IN WITNESS WHEREOF, ANI has caused this 2005 EQUITY INCENTIVE PLAN to be duly executed by its duly authorized officer.

Dated:  ____________, 2005                 ADVANCE NANOTECH, INC.



                                           By:
                                               ---------------------------------
                                               Name:
                                               President

                                     FORM OF

                             ADVANCE NANOTECH, INC.
                           EQUITY INCENTIVE AGREEMENT
                                  (Stock Grant)

      This EQUITY INCENTIVE AGREEMENT (this "Agreement") hereby confirms that _____________________ (the "Participant") is entitled to receive from ADVANCE NANOTECH, INC., a Colorado corporation ("ANI"), shares of ANI Common Stock ("Stock") in the numbers and upon the dates set forth on Exhibit A hereto. All Share grants made pursuant to this Agreement shall be subject in all respects to the terms and provisions of the ADVANCE NANOTECH, INC. 2005 EQUITY INCENTIVE PLAN (the "Plan"), which is incorporated herein by reference. All capitalized terms not defined herein, have the meanings ascribed to such terms in the Plan.

      1. Signing Share Grants. This Equity Incentive Agreement shall entitle you to receive Shares in the numbers and upon each of the "Grant Dates" set forth on Exhibit A hereto and the Plan generally sets forth your rights to receive Shares.

      2. Bonus Grants. You may receive additional, bonus grants consisting of stock or stock options, as set forth in your employment agreement with ANI and as determined by the Committee. All additional grants will be evidenced by a separate agreement. Participant

      3. Restrictions on Transfer.

      (a) This Agreement may not be transferred in any manner otherwise than by will or the laws of descent and distribution or by his or her legal guardian or other legal representative. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Participant. If the Participant shall make any transfer or assignment of this Agreement, such transfer or assignment shall be null and void.

      (b) The Shares issued pursuant hereto are restricted securities transferable only pursuant to (i) public offerings registered under the 1933 Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 4(c) below, any other legally available means of transfer.

      (c) In connection with the transfer of any Shares (other than a transfer described in clauses (i) or (ii) of Section 4(b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel knowledgeable in securities law matters to the effect that such transfer of Shares may be effected without registration of such Shares under the 1933 Act. In addition, if the holder of the Shares delivers to the Company an opinion of counsel that no subsequent transfer of such Shares shall require registration under the 1933 Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Shares, which do not bear the 1933 Act legend set forth in
Section  4(f).  Each  opinion of counsel  delivered  to the  Company  under this
Section 4 shall be in form and substance reasonably satisfactory to the Company. If the Company is not required to deliver new certificates without such legend for such Restricted Securities, the Executive shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 4.

      (d) Upon the request of the Executive, the Company shall promptly supply to the Executive or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144 of the Securities and Exchange Commission.

      (e) If any Shares become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Shares, remove the legend set forth in Section 4(f) below from the certificates for such Shares.

      (f) Each certificate or instrument representing Shares shall be imprinted with a legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN EXEMPTION FROM REGISTRATION THEREUNDER."

      4. Capital Adjustments. In the event of any reorganization, recapitalization, stock split, stock dividend combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of ANI, the Committee may determine the appropriate adjustments to be made, if any, in the number and kind of shares covered by this Agreement. Notice of any such adjustment shall be given by ANI to the Participant and such adjustment shall be effective and binding for all purposes. The Committee shall also have authority to make provisions for settlement in cash of any fractional shares, in lieu of the issuance thereof, which became subject to purchase by the Participant as a result of any such adjustment.

      5. Tax Withholding. As a condition to the issuance of Shares hereunder, the Participant authorizes ANI to withhold from his or her compensation, to collect from Participant, or to sell a number of Shares in publicly or privately negotiated transactions, in accordance with applicable law, in order to pay any taxes required to be withheld by ANI under federal, state, or local law as a result of the Share grant.

      6. No Violation of Securities Laws. No Shares will be issued under this Agreement, and a cash payment in lieu thereof will be made, if the issuance of Shares hereunder would constitute a violation of any applicable U.S. or foreign federal or state securities or other law or valid regulation.

      7. Representations and Warranties. As a condition to his or her receipt of Shares hereunder, the Participant represents and warrants to ANI:

      (a) The Shares to be acquired by the Participant pursuant to this Agreement will be acquired for the Participant's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and the Shares will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

      (b) The Participant is a Participant officer or a management employee of the Company, sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares.

      (c) The Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of this Agreement and the Plan and has had full access to such other information concerning the Company as he or she has requested.

      (d) This Agreement constitutes the legal, valid and binding obligation of the Participant, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Participant does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Participant is a party or any judgment, order or decree to which the Participant is subject.

      8. No Right to Continued Association. As an inducement to the Company to issue the Shares to the Participant, as a condition thereto, the Participant acknowledges and agrees that neither the issuance of the Shares to the Participant nor any provision contained herein shall entitle the Participant to remain an employee, consultant, advisor or director of the Company or its subsidiaries, or affect the right of the Company to terminate the Participant's association with ANI at any time for any reason.

      9. Controlling Terms. In the event there is a discrepancy between the Plan and this Agreement, the Plan's provisions shall be controlling.

      10. Receipt of Plan. The Participant acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof.

      11. Binding Agreement. The Participant hereby accepts this Agreement subject to all the terms and provisions of the Plan and agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee, upon any questions arising under the Plan.

      12. Governing Law. The interpretation, performance and enforcement of this Plan shall be governed by the internal substantive laws of the State of New York, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a duly authorized Officer of the Company.


               [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, ANI has caused this EQUITY INCENTIVE AGREEMENT to be duly executed by its duly authorized officer and said Participant has hereunto signed this agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this agreement and the Plan.

Dated:  _____________________, 2005.


PARTICIPANT                                ADVANCE NANOTECH, INC.



------------------------------------       -------------------------------------


Print Name:                                Print Name:
           -------------------------                  --------------------------
                                           Title:
                                                 -------------------------------


Address:                                   Address:

------------------------------------       600 Lexington Avenue, 29th Floor

------------------------------------       New York, NY 10022

                                    EXHIBIT A
                                   SHARE GRANT

As long as you remain an [employee, consultant, advisor, director] [NOTE: choose correct term for each grant] of the Company, you are entitled to receive grants of Shares on a quarterly basis, beginning on the last day of the first calendar quarter following the date of this Agreement.

Number of Shares - Full Quarters: The number of Shares you are entitled to receive for full quarters worked pursuant to this EQUITY INCENTIVE AGREEMENT will fluctuate based on the closing price of the Shares. The precise number of Shares you will be issued upon each Grant Date will be determined by multiplying
(X) the quotient obtained by dividing your base salary by 8, and (Y) the Issue Price (as defined below). The number of Shares granted will be rounded up to the nearest whole share.

Number of Shares - Partial Quarters: You will receive a pro rata portion of Shares for partial quarters work, determined by the percentage of days worked as compared to the total number of days in the quarter. The number of Shares granted will be rounded up to the nearest whole share.

The "Issue Price" shall be 85% of the average of the closing price of ANI's publicly traded Common Stock for the then current quarter. The Issue Price is intended to discount the average closing price by 15%.

First Quarter Issue Price: With respect to the Shares to be issued at the end of the first quarter of your association with ANI, the Issue Price shall be 85% of the lower of (X) the share price of ANI's publicly traded Common Stock on the day preceding the public announcement of your association with ANI and (Y) the average of the closing price of ANI's publicly traded Common Stock for such quarter.

Grant Dates: Each Grant Date shall correspond to March 30th, June 30th, September 30th or December 31st, as appropriate. You shall be entitled to receive Shares on the last day of each calendar quarter in which you are employed. (Time spent on leave of absence shall be considered as employment for purposes of the Plan, provided that if such period exceeds two (2) months, the Committee shall, in its sole discretion, determine whether such additional time away from work shall be considered as employment for purposes of the Plan.)

*Adjusted for partial quarter worked. Price may be reduced to the closing share price, if lower, on the day preceding public announcement of your employment by
ANI).

                                     FORM OF

                             ADVANCE NANOTECH, INC.
                           EQUITY INCENTIVE AGREEMENT
                           (Fully Vested Option Grant)

      Advance Nanotech, Inc. (the "Company") has adopted a 2005 Equity Incentive Plan (the "Plan") under which the Company can grant options to purchase shares of the Company's Common Stock (the "Common Stock"). We are pleased to inform you that our Board of Directors (the "Board") has decided to grant you an option under the Plan (your "Option").

      Your Option shall be fully vested as of the Date of Grant. Your Option will be governed by the Plan, the attached Standard Terms and Conditions (the "Terms") and the following specific provisions (which are subject to adjustment under the Plan and the Terms):

      The "Date of Grant" for your Option is:  ________________.

      The "Expiration Date" of your Option is:  ________________.

      The "Number of Shares" covered by your Option is:  _________.

      The "Exercise Price" per share for your Option is:  _________.

      Your Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code.

      Please review the Plan and the Terms carefully, as they control your rights under your Option. Then sign one copy of this letter and return it to Liza Mullins at the Company's New York office. If you have any questions, please contact Liza Mullins at (212) 583-0080.

Dated:  _____________________, 2005.


PARTICIPANT                                ADVANCE NANOTECH, INC.



------------------------------------       -------------------------------------


Print Name:                                Print Name:
           -------------------------                  --------------------------
                                           Title:
                                                 -------------------------------


Address:                                   Address:

------------------------------------       600 Lexington Avenue, 29th Floor

------------------------------------       New York, NY 10022

                          STANDARD TERMS AND CONDITIONS

      These Standard Terms and Conditions are intended to govern that Option. All capitalized terms not specifically defined in these Standard Terms and Conditions have the meanings set forth in the Company's 2005 Equity Incentive Plan.

1. Option. You may exercise the Option to buy all or any part of any Number of Shares of Common Stock that are then exercisable at the Exercise Price per share until the Expiration Date.

2. Manner of Exercise. This Option may be exercised only (i) during your lifetime, by you; (ii) to the extent permitted by the Committee, by your spouse if your spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder ("Qualified Domestic Relations Order"); and (iii) after your death, by your transferees by will or the laws of descent or distribution. To exercise this Option, you must provide the Company with (a) a written notice of exercise, specifying the number of shares to be purchased and (b) consideration as permitted under the Plan, valued at fair market value. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred (100) shares or (b) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

3. Withholding of Taxes. Upon the exercise of this Option, the Company shall require the person entitled to exercise it to pay the Company the amount of any taxes that the Company is required to withhold with respect to the exercise.

4. Fair Market Value of Common Stock. The fair market value of a share of Common Stock shall be determined for purposes of sections 2 and 8 this Agreement by reference to the closing price on the principal stock exchange on which such shares are then listed or, if the shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised, or, in the absence of any established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

5. Termination of Service; Death or Permanent Disability. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed below:

      a.    The Expiration Date;

      b. Upon the termination of the Participant's employment or other association with the Company for "Cause;"

      c. The expiration of three months from the date of the Participant's employment or other association with the Company for a reason other than "Cause" or the Participant's death, Disability or Retirement,

      d. The expiration of twelve months from the date of the Participant's Termination of Employment by reason of Disability, or

      e. The expiration of twelve months from the date of the Participant's death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.

"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may extend the maximum term of such Option or accelerate the exercisability of the Option.

6. No Assignment or Transfer. This Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law except (i) by will or the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order to the extent permitted by the Committee. If there is any other attempt to transfer this Option or any other right or privilege granted hereby, this Option and all rights and privileges granted hereby shall immediately become null and void and be of no further force or effect.

7. Adjustments.

      Changes in Capitalization. If the outstanding shares of Common Stock of the Company (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the Number of Shares, without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

      Dissolution or Liquidation. Any Option, to the extent not previously exercised, will terminate immediately prior to the consummation of any dissolution or liquidation of the Company. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      Merger, Stock Sale or Asset Sale. In the event of a merger of the Company with or into another entity where (i) the shareholders of the Company before the transaction do not own at least 50% of the voting equity of the surviving entity, (ii) as a result of which the Company is not the surviving entity, (iii) the sale to another entity of more than eighty percent (80%) of the then outstanding stock of the Company, or (iv) the sale of substantially all of the assets of the Company, the Committee shall provide in writing in connection with such transaction for the satisfaction of this Option by one or more of the following alternatives: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel any Option upon payment to the optionee of cash equal to the excess of the Fair Market Value of the number of Shares as to which the Option is then exercisable (at the effective time of the merger, reorganization, sale of other event including to the extent the exercise has been accelerated as contemplated in clause (ii) above) over the aggregate exercise price with respect to such Shares.

      Adjustments under this Section 8 will be made by the Committee, and its determination as to what adjustments to make will be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.

8. Participation in Other Company Plans. The grant of this Option will not affect any right you might otherwise have to participate in and receive benefits under the then current provisions of any pension, insurance, or profit sharing program of the Company or of any subsidiary of the Company.

9. Not an Employment or Service Contract. Nothing in this Option is to be construed as an agreement, express or implied, by the Company or any of its subsidiaries to employ you or contract for your services, nor will it restrict the Company's or such subsidiary's right to discharge you or cease contracting for your services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between you and the Company or any of its subsidiaries.

10. No Rights as a Stockholder Until Issuance of Stock Certificate. Neither you nor any other person legally entitled to exercise this Option will be entitled to any of the rights or privileges of a stockholder of the Company with respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing the shares shall have been actually issued and delivered.

11. Controlling Terms. In the event there is a discrepancy between the Plan and this Agreement, the Plan's provisions shall be controlling. The Participant acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof.

12. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of New York, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a duly authorized Officer of the Company.



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                                       13

                        ADVANCE NANOTECH, INC.
                      EQUITY INCENTIVE AGREEMENT
                        (Director Option Grant)

      Advance Nanotech, Inc. (the "Company") has adopted a 2005 Equity Incentive Plan (the "Plan") under which the Company can grant options to purchase shares of the Company's Common Stock (the "Common Stock"). We are pleased to inform you that our Board of Directors (the "Board") has decided to grant you an option under the Plan (your "Option").

      Your Option will be governed by the Plan, the attached Standard Terms and Conditions (the "Terms") and the following specific provisions (which are subject to adjustment under the Plan and the Terms):

      The "Date of Grant" for your Option is:  ________________.

      The "Commencement Date" of your Option is: ________________.

      The "Expiration Date" of your Option is:  ________________.

      The "Number of Shares" covered by your Option is: .

      The "Exercise Price" per share for your Option is: .

      Your Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code.

      Vesting: As long as you remain a Director of the Company, 50% of the Number of Shares (rounded to the nearest whole share) shall vest on the first anniversary of the Commencement Date. The remainder of the Number of Shares (rounded to the nearest whole share) shall vest on the second anniversary of the Commencement Date, or, if your association with the Company terminates after the first anniversary but prior to the second anniversary of the Commencement Date, you shall vest into a pro rata portion thereof based upon the number of full months you were a Director of the Company. Of course, you can never exercise the Option for more than the Number of Shares or after the Expiration Date (in each case as adjusted under the Terms and the Plan).

      Please review the Plan and the Terms carefully, as they control your rights under your Option. Then sign one copy of this letter and return it to Liza Mullins at the Company's New York office. If you have any questions, please contact Liza Mullins at (212) 583-0080.

Dated:  _____________________, 2005.

ADVANCE NANOTECH, INC.



------------------------------------

Print Name:
           -------------------------

Title:
      ------------------------------

Address:


600 Lexington Avenue, 29th Floor

New York, NY 10022



PARTICIPANT



------------------------------------

Print Name:
           -------------------------

Address:



------------------------------------

------------------------------------

                     STANDARD TERMS AND CONDITIONS

      These Standard Terms and Conditions are attached to the Equity Incentive Agreement (the "Agreement") with respect to your Option. All capitalized terms not specifically defined in these Standard Terms and Conditions have the meanings set forth in the Company's 2005 Equity Incentive Plan.

1. Option. You may exercise the Option to buy all or any part of any Number of Shares of Common Stock that are then exercisable at the Exercise Price per share until the Expiration Date.

2. Manner of Exercise. This Option may be exercised only (i) during your lifetime, by you; (ii) to the extent permitted by the Committee, by your spouse if your spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder ("Qualified Domestic Relations Order"); and (iii) after your death, by your transferees by will or the laws of descent or distribution. To exercise this Option, you must provide the Company with (a) a written notice of exercise, specifying the number of shares to be purchased and (b) consideration as permitted under the Plan, valued at fair market value. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred (100) shares or (b) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

3. Withholding of Taxes. Upon the exercise of this Option, the Company shall require the person entitled to exercise it to pay the Company the amount of any taxes that the Company is required to withhold with respect to the exercise.

4. Fair Market Value of Common Stock. The fair market value of a share of Common Stock shall be determined for purposes of sections 2 and 8 this Agreement by reference to the closing price on the principal stock exchange on which such shares are then listed or, if the shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised, or, in the absence of any established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

5. Termination of Service; Death or Permanent Disability. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed below:

      a.    The Expiration Date;

      b. Upon the termination of the Participant's employment or other association with the Company for "Cause;"

      c. The expiration of three months from the date of the Participant's employment or other association with the Company for a reason other than "Cause" or the Participant's death, Disability or Retirement,

      d. The expiration of twelve months from the date of the Participant's Termination of Employment by reason of Disability, or

      e. The expiration of twelve months from the date of the Participant's death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.

"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may extend the maximum term of such Option or accelerate the exercisability of the Option.

6. Shares to be Issued in Compliance with Applicable Laws and Exchange Rules. By accepting the Option, you represent and agree, for yourself and any person entitled to exercise this Option, that none of the shares purchased on exercise of the Option will be acquired with a view to any sale, transfer or distribution in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, any applicable state "blue sky" laws or any applicable foreign laws. If required by the Committee at the time the Option is exercised, the person entitled to exercise the Option shall furnish evidence satisfactory to the Company to such effect (including a written representation and an indemnification of the Company in the event of any violation of any Applicable Laws). The Company does not have to issue any shares on the exercise of this Option if there has not been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance.

7. No Assignment or Transfer. This Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law except (i) by will or the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order to the extent permitted by the Committee. If there is any other attempt to transfer this Option or any other right or privilege granted hereby, this Option and all rights and privileges granted hereby shall immediately become null and void and be of no further force or effect.

8. Adjustments.

      Changes in Capitalization. If the outstanding shares of Common Stock of the Company (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the Number of Shares, without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

      Dissolution or Liquidation. Any Option, to the extent not previously exercised, will terminate immediately prior to the consummation of any dissolution or liquidation of the Company. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      Merger, Stock Sale or Asset Sale. In the event of a merger of the Company with or into another entity where (i) the shareholders of the Company before the transaction do not own at least 50% of the voting equity of the surviving entity, (ii) as a result of which the Company is not the surviving entity, (iii) the sale to another entity of more than eighty percent (80%) of the then outstanding stock of the Company, or (iv) the sale of substantially all of the assets of the Company, the Committee shall provide in writing in connection with such transaction for the satisfaction of this Option by one or more of the following alternatives: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel any Option upon payment to the optionee of cash equal to the excess of the Fair Market Value of the number of Shares as to which the Option is then exercisable (at the effective time of the merger, reorganization, sale of other event including to the extent the exercise has been accelerated as contemplated in clause (ii) above) over the aggregate exercise price with respect to such Shares.

      Adjustments under this Section 8 will be made by the Committee, and its determination as to what adjustments to make will be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.

9. Participation in Other Company Plans. The grant of this Option will not affect any right you might otherwise have to participate in and receive benefits under the then current provisions of any pension, insurance, or profit sharing program of the Company or of any subsidiary of the Company.

10. Not an Employment or Service Contract. Nothing in this Option is to be construed as an agreement, express or implied, by the Company or any of its subsidiaries to employ you or contract for your services, nor will it restrict the Company's or such subsidiary's right to discharge you or cease contracting for your services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between you and the Company or any of its subsidiaries.

11. No Rights as a Stockholder Until Issuance of Stock Certificate. Neither you nor any other person legally entitled to exercise this Option will be entitled to any of the rights or privileges of a stockholder of the Company with respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing the shares shall have been actually issued and delivered.

12. Controlling Terms. In the event there is a discrepancy between the Plan and this Agreement, the Plan's provisions shall be controlling. The Participant acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof.

13. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of New York, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a duly authorized Officer of the Company.



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                                       18